                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 27, 2003

                               TWINLAB CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-21003                   11-3317986
           --------                   -------                   ----------

(State or Other Jurisdiction of   (Commission               (I.R.S. Employer
        Incorporation)             File Number)            Identification No.)

                          150 MOTOR PARKWAY, SUITE 210
                            HAUPPAUGE, NEW YORK 11788

                    (Address of Principal Executive Offices)
                              --------------------

                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective June 23, 2003, Joseph E. McEvoy was elected as a new independent member to Twinlab Corporation's (the "Company") Board of Directors, increasing the size of the Board of Directors to eight members. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.           EXHIBITS

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1 Press release of Twinlab Corporation dated June 27, 2003, announcing the election of a new member to the Board of Directors.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 27, 2003            TWINLAB CORPORATION
                                   (registrant)


                                    By:   /s/ Ross Blechman
                                         --------------------------------------
                                    Name: Ross Blechman
                                    Its:  Chairman of the Board,
                                          Chief Executive Officer and President




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